Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$3,818	$3,373	13%	$11,018	$9,744	13%
Net card fees	527	538	(2)	1,568	1,602	(2)
Travel commissions and fees	487	383	27	1,307	1,155	13
Other commissions and fees	515	448	15	1,512	1,340	13
Securitization income, net (A)	N/A	71	-	N/A	210	-
Other	502	449	12	1,413	1,569	(10)
Total non-interest revenues	5,849	5,262	11	16,818	15,620	8
Interest income
Interest and fees on loans	1,675	1,059	58	5,107	3,432	49
Interest and dividends on investment securities	103	229	(55)	345	579	(40)
Deposits with banks and other	16	9	78	45	48	(6)
Total interest income	1,794	1,297	38	5,497	4,059	35
Interest expense
Deposits	141	109	29	406	299	36
Short-term borrowings	-	2	-	2	36	(94)
Long-term debt and other	469	432	9	1,410	1,310	8
Total interest expense	610	543	12	1,818	1,645	11
Net interest income	1,184	754	57	3,679	2,414	52
Total revenues net of interest expense	7,033	6,016	17	20,497	18,034	14
Provisions for losses
Charge card	89	143	(38)	412	716	(42)
Cardmember loans	262	989	(74)	1,490	3,706	(60)
Other	22	46	(52)	66	143	(54)
Total provisions for losses	373	1,178	(68)	1,968	4,565	(57)
Total revenues net of interest expense after provisions for losses	6,660	4,838	38	18,529	13,469	38

Expenses
Marketing and promotion	847	504	68	2,244	1,201	87
Cardmember rewards	1,269	983	29	3,685	2,858	29
Cardmember services	135	132	2	406	374	9
Salaries and employee benefits	1,354	1,261	7	3,996	3,884	3
Professional services	701	575	22	1,898	1,693	12
Occupancy and equipment	371	374	(1)	1,134	1,124	1
Communications	92	105	(12)	284	315	(10)
Other, net	251	(14)	#	395	140	#
Total	5,020	3,920	28	14,042	11,589	21
Pretax income from continuing operations	1,640	918	79	4,487	1,880	#
Income tax provision	547	276	98	1,492	453	#
Income from continuing operations	1,093	642	70	2,995	1,427	#
Loss from discontinued operations, net of tax	-	(2)	-	-	(13)	-
Net income	$1,093	$640	71	$2,995	$1,414	#
Income from continuing operations attributable to common shareholders (B)	$1,080	$634	70	$2,957	$1,108	#
Net income attributable to common shareholders (B)	$1,080	$632	71	$2,957	$1,095	#

______________________

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the nine months ended September 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $94 million for the nine months ended September 30, 2009, and (iii) earnings allocated to participating share awards and other items of $13 million and $8 million for the three months ended September 30, 2010 and 2009, respectively, and $38 million and $13 million for the nine months ended September 30, 2010 and 2009, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	September 30,	December 31,
	2010	2009

Assets
Cash	$21	$17
Accounts receivable	38	38
Investment securities	17	24
Loans	53	30
Other assets	17	16
Total assets	$146	$125

Liabilities and Shareholders' Equity
Customer deposits	$28	$26
Short-term borrowings	2	2
Long-term debt	69	52
Other liabilities	31	31
Total liabilities	130	111

Shareholders' equity	16	14
Total liabilities and shareholders' equity	$146	$125

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,664	$2,982	23%	$10,847	$8,965	21%
International Card Services	1,169	1,157	1	3,416	3,314	3
Global Commercial Services	1,144	975	17	3,250	2,911	12
Global Network & Merchant Services	1,118	976	15	3,183	2,749	16
	7,095	6,090	17	20,696	17,939	15
Corporate & Other, including adjustments and eliminations	(62)	(74)	(16)	(199)	95	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,033	$6,016	17	$20,497	$18,034	14

Pretax income (loss) from continuing operations
U.S. Card Services	$971	$218	#	$2,476	$(60)	#
International Card Services	145	136	7	530	236	#
Global Commercial Services	240	148	62	616	364	69
Global Network & Merchant Services	422	371	14	1,254	1,123	12
	1,778	873	#	4,876	1,663	#
Corporate & Other	(138)	45	#	(389)	217	#

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,640	$918	79	$4,487	$1,880	#

Net income (loss)
U.S. Card Services	$595	$158	#	$1,545	$(2)	#
International Card Services	153	133	15	464	263	76
Global Commercial Services	159	102	56	368	250	47
Global Network & Merchant Services	259	248	4	795	737	8
	1,166	641	82	3,172	1,248	#
Corporate & Other	(73)	1	#	(177)	179	#
Income from continuing operations	1,093	642	70	2,995	1,427	#
Loss from discontinued operations, net of tax	-	(2)	-	-	(13)	-

NET INCOME	$1,093	$640	71	$2,995	$1,414	#

______________________

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.91	$0.54	69%	$2.49	$0.95	#	%
Loss from discontinued operations	-	-	-	-	(0.01)	-
Net income attributable to common shareholders	$0.91	$0.54	69%	$2.49	$0.94	#	%

Average common shares outstanding (millions)	1,193	1,178	1%	1,189	1,164	2%

DILUTED
Income from continuing operations attributable to common shareholders	$0.90	$0.54	67%	$2.47	$0.95	#	%
Loss from discontinued operations	-	(0.01)	-	-	(0.01)	-
Net income attributable to common shareholders	$0.90	$0.53	70%	$2.47	$0.94	#	%

Average common shares outstanding (millions)	1,199	1,181	2%	1,195	1,166	2%

Cash dividends declared per common share	$0.18	$0.18	-%	$0.54	$0.54	-%

Selected Statistical Information

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Return on average equity (A)	25.9%	11.7%		25.9%	11.7%
Return on average common equity (A)	25.6%	10.4%		25.6%	10.4%
Return on average tangible common equity (A)	33.1%	13.5%		33.1%	13.5%
Common shares outstanding (millions)	1,204	1,189	1%	1,204	1,189	1%
Book value per common share	$13.22	$11.72	13%	$13.22	$11.72	13%
Shareholders' equity (billions)	$15.9	$13.9	14%	$15.9	$13.9	14%

______________________

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)
Card billed business (A):
United States	$120.5	$106.5	13%
Outside the United States	58.8	50.1	17
Total	$179.3	$156.6	14

Total cards-in-force (millions) (B):
United States	48.1	49.4	(3)%
Outside the United States	40.9	39.0	5
Total	89.0	88.4	1

Basic cards-in-force (millions) (B):
United States	37.2	38.6	(4)%
Outside the United States	36.2	34.3	6
Total	73.4	72.9	1

Average discount rate (C)	2.56%	2.54%
Average basic cardmember spending (dollars) (D)	$3,330	$2,898	15%
Average fee per card (dollars) (D)	$38	$37	3%
Average fee per card adjusted (dollars) (D)	$41	$41	-%

______________________

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $58 million and $47 million for the quarters ended September 30, 2010 and 2009, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $49 million and $57 million for the quarters ended September 30, 2010 and 2009, respectively.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$35.1	$32.1	9%
Loss reserves (millions):
Beginning balance	$440	$714	(38)%
Provisions for losses on authorized transactions (A)	53	118	(55)
Net write-offs	(116)	(265)	(56)
Other	(13)	32	#
Ending balance	$364	$599	(39)
% of receivables	1.0%	1.9%
Net write-off rate - USCS	1.6%	3.2%
30 days past due as a % of total - USCS	1.7%	2.2%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.09%	0.28%
90 days past billing as a % of total - ICS/GCS	0.8%	1.9%

Worldwide cardmember loans - (GAAP basis portfolio) (B):
Total loans	$57.2	$31.5	82%
30 days past due loans as a % of total	2.5%	4.0%
Loss reserves (millions):
Beginning balance	$4,866	$3,219	51%
Adoption of new GAAP consolidation standard	N/A	N/A
Provisions for losses on authorized transactions	239	973	(75)
Net write-offs - principal	(728)	(731)	-
Net write-offs - interest and fees	(81)	(90)	(10)
Other	22	(12)	#
Ending balance	$4,318	$3,359	29
Ending Reserves - principal	$4,210	$3,246	30
Ending Reserves - interest and fees	$108	$113	(4)
% of loans	7.5%	10.7%
% of past due	302%	264%
Average loans	$57.4	$32.3	78%
Net write-off rate	5.1%	9.1%
Net interest income divided by average loans (C) (D)	8.2%	9.3%
Net interest yield on cardmember loans (C)	9.5%	10.2%

Worldwide cardmember loans - (managed basis portfolio) (E):
Total loans	$57.2	$60.7	(6)%
30 days past due loans as a % of total	2.5%	4.0%
Net write-offs - principal (millions)	$728	$1,327	(45)
Average loans	$57.4	$61.8	(7)%
Net write-off rate	5.1%	8.6%
Net interest yield on cardmember loans (C)	9.5%	10.2%

______________________

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components. Adjustments to cardmember receivables resulting from unauthorized transactions have been reclassified from this line to "Other" for all periods presented.

(B) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation.  The information presented on a GAAP basis for the quarter ended September 30, 2009 includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of GAAP governing the accounting for transfers of financial assets and consolidation of variable interest entities (the “new GAAP”). Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 19 for a discussion of  GAAP basis information.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(E)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 19 for a discussion of managed basis information.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Revenues
Non-interest revenues
Discount revenue	$3,818	$3,734	$3,466	$3,645	$3,373
Net card fees	527	520	521	549	538
Travel commissions and fees	487	434	386	439	383
Other commissions and fees	515	497	500	438	448
Securitization income, net (A)	N/A	N/A	N/A	190	71
Other	502	485	426	518	449
Total non-interest revenues	5,849	5,670	5,299	5,779	5,262
Interest income
Interest and fees on loans	1,675	1,657	1,775	1,036	1,059
Interest and dividends on investment securities	103	125	117	225	229
Deposits with banks and other	16	16	13	11	9
Total interest income	1,794	1,798	1,905	1,272	1,297
Interest expense
Deposits	141	137	128	126	109
Short-term borrowings	-	1	1	1	2
Long-term debt and other	469	472	469	435	432
Total interest expense	610	610	598	562	543
Net interest income	1,184	1,188	1,307	710	754
Total revenues net of interest expense	7,033	6,858	6,606	6,489	6,016
Provisions for losses
Charge card	89	96	227	141	143
Cardmember loans	262	540	688	560	989
Other	22	16	28	47	46
Total provisions for losses	373	652	943	748	1,178
Total revenues net of interest expense after provision for losses	6,660	6,206	5,663	5,741	4,838

Expenses
Marketing and promotion	847	802	595	713	504
Cardmember rewards	1,269	1,198	1,218	1,178	983
Cardmember services	135	122	149	143	132
Salaries and employee benefits	1,354	1,315	1,327	1,196	1,261
Professional services	701	636	561	715	575
Occupancy and equipment	371	379	384	495	374
Communications	92	97	95	99	105
Other, net	251	62	82	241	(14)
Total	5,020	4,611	4,411	4,780	3,920
Pretax income from continuing operations	1,640	1,595	1,252	961	918
Income tax provision	547	578	367	251	276
Income from continuing operations	1,093	1,017	885	710	642
Income (Loss) from discontinued operations, net of tax	-	-	-	6	(2)
Net income	$1,093	$1,017	$885	$716	$640
Income from continuing operations attributable to common shareholders (B)	$1,080	$1,004	$873	$701	$634
Net income attributable to common shareholders (B)	$1,080	$1,004	$873	$707	$632

______________________

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) earnings allocated to participating share awards and other items of $13 million for the quarter ended September 30, 2010, $13 million for the quarter ended June 30, 2010, $12 million for the quarter ended March 31, 2010, $9 million for the quarter ended December 31, 2009, and $8 million for the quarter ended September 30, 2009, respectively.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Total revenues net of interest expense
U.S. Card Services	$3,664	$3,645	$3,538	$3,188	$2,982
International Card Services	1,169	1,108	1,139	1,215	1,157
Global Commercial Services	1,144	1,084	1,022	1,072	975
Global Network & Merchant Services	1,118	1,068	997	1,031	976
	7,095	6,905	6,696	6,506	6,090
Corporate & Other, including adjustments and eliminations	(62)	(47)	(90)	(17)	(74)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,033	$6,858	$6,606	$6,489	$6,016

Pretax income (loss) from continuing operations
U.S. Card Services	$971	$828	$677	$646	$218
International Card Services	145	201	184	40	136
Global Commercial Services	240	240	136	141	148
Global Network & Merchant Services	422	417	415	322	371
	1,778	1,686	1,412	1,149	873
Corporate & Other	(138)	(91)	(160)	(188)	45

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,640	$1,595	$1,252	$961	$918

Net income (loss)
U.S. Card Services	$595	$522	$428	$413	$158
International Card Services	153	160	151	69	133
Global Commercial Services	159	117	92	100	102
Global Network & Merchant Services	259	269	267	200	248
	1,166	1,068	938	782	641
Corporate & Other	(73)	(51)	(53)	(72)	1
Income from continuing operations	1,093	1,017	885	710	642
Income (Loss) from discontinued operations, net of tax	-	-	-	6	(2)

NET INCOME	$1,093	$1,017	$885	$716	$640

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.91	$0.84	$0.74	$0.59	$0.54
Income from discontinued operations	-	-	-	0.01	-
Net income attributable to common shareholders	$0.91	$0.84	$0.74	$0.60	$0.54

Average common shares outstanding (millions)	1,193	1,190	1,185	1,179	1,178

DILUTED
Income from continuing operations attributable to common shareholders	$0.90	$0.84	$0.73	$0.59	$0.54
Income (Loss) from discontinued operations	-	-	-	0.01	(0.01)
Net income attributable to common shareholders	$0.90	$0.84	$0.73	$0.60	$0.53

Average common shares outstanding (millions)	1,199	1,197	1,191	1,184	1,181

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Return on average equity (A)	25.9%	23.5%	18.0%	14.6%	11.7%
Return on average common equity (A)	25.6%	23.2%	17.1%	13.6%	10.4%
Return on average tangible common equity (A)	33.1%	30.0%	22.2%	17.6%	13.5%
Common shares outstanding (millions)	1,204	1,202	1,198	1,192	1,189
Book value per common share	$13.22	$12.08	$11.21	$12.08	$11.72
Shareholders' equity (billions)	$15.9	$14.5	$13.4	$14.4	$13.9

______________________

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
Card billed business (A):
United States	$120.5	$119.7	$108.0	$115.0	$106.5
Outside the United States	58.8	55.6	53.0	57.6	50.1
Total	$179.3	$175.3	$161.0	$172.6	$156.6
Total cards-in-force (millions) (B):
United States	48.1	49.0	48.8	48.9	49.4
Outside the United States	40.9	39.9	39.2	39.0	39.0
Total	89.0	88.9	88.0	87.9	88.4
Basic cards-in-force (millions) (B):
United States	37.2	38.1	38.1	38.2	38.6
Outside the United States	36.2	35.2	34.4	34.3	34.3
Total	73.4	73.3	72.5	72.5	72.9

Average discount rate (C)	2.56%	2.56%	2.55%	2.51%	2.54%
Average basic cardmember spending (dollars) (D)	$3,330	$3,288	$3,012	$3,209	$2,898
Average fee per card (dollars) (D)	$38	$37	$37	$39	$37
Average fee per card adjusted (dollars) (D)	$41	$41	$40	$42	$41

______________________

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $58 million for the quarter ended September 30, 2010, $48 million for the quarter ended June 30, 2010, $51 million for the quarter ended March 31, 2010, $54 million for the quarter ended December 31, 2009, and $47 million for the quarter ended September 30, 2009, respectively.  The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded for these periods were $49 million for the quarter ended September 30, 2010, $56 million for the quarter ended June 30, 2010, $51 million for the quarter ended March 31, 2010, $54 million for the quarter ended December 31, 2009, and $57 million for the quarter ended September 30, 2009,  respectively.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Worldwide cardmember receivables:
Total receivables	$35.1	$34.6	$33.7	$33.7	$32.1
Loss reserves (millions):
Beginning balance	$440	$498	$546	$599	$714
Provisions for losses on authorized transactions (A)	53	55	184	116	118
Net write-offs (B)	(116)	(121)	(244)	(194)	(265)
Other	(13)	8	12	25	32
Ending balance	$364	$440	$498	$546	$599
% of receivables	1.0%	1.3%	1.5%	1.6%	1.9%
Net write-off rate - USCS	1.6%	1.6%	1.7%	1.9%	3.2%
30 days past due as a % of total - USCS	1.7%	1.5%	1.9%	1.8%	2.2%
Net loss ratio (as a % of charge volume) - ICS/GCS (B) (C)	0.09%	0.10%	0.38%	0.22%	0.28%
90 days past billing as a % of total - ICS/GCS (B)	0.8%	1.0%	0.9%	1.6%	1.9%

Worldwide cardmember loans - (GAAP basis portfolio) (D):
Total loans	$57.2	$57.3	$57.6	$32.8	$31.5
30 days past due loans as a % of total	2.5%	2.8%	3.3%	3.6%	4.0%
Loss reserves (millions):
Beginning balance	$4,866	$5,314	$3,268	$3,359	$3,219
Adoption of new GAAP consolidation standard (E)	N/A	N/A	$2,531	N/A	N/A
Provisions for losses on authorized transactions	239	520	670	544	973
Net write-offs - principal	(728)	(867)	(1,035)	(589)	(731)
Net write-offs - interest and fees	(81)	(92)	(114)	(72)	(90)
Other	22	(9)	(6)	26	(12)
Ending balance	$4,318	$4,866	$5,314	$3,268	$3,359
Ending Reserves - principal	$4,210	$4,743	$5,161	$3,172	$3,246
Ending Reserves - interest and fees	$108	$123	$153	$96	$113
% of loans	7.5%	8.5%	9.2%	10.0%	10.7%
% of past due	302%	307%	277%	279%	264%
Average loans	$57.4	$57.5	$59.3	$31.8	$32.3
Net write-off rate	5.1%	6.0%	7.0%	7.4%	9.1%
Net interest income divided by average loans (F) (G)	8.2%	8.3%	8.9%	8.9%	9.3%
Net interest yield on cardmember loans (F)	9.5%	9.6%	10.3%	10.0%	10.2%

Worldwide cardmember loans - (managed basis portfolio) (H):
Total loans	$57.2	$57.3	$57.6	$61.8	$60.7
30 days past due loans as a % of total	2.5%	2.8%	3.3%	3.6%	4.0%
Net write-offs - principal (millions)	$728	$867	$1,035	$1,106	$1,327
Average loans	$57.4	$57.5	$59.3	$60.9	$61.8
Net write-off rate	5.1%	6.0%	7.0%	7.3%	8.6%
Net interest yield on cardmember loans (F)	9.5%	9.6%	10.3%	10.3%	10.2%

______________________

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components. Adjustments to cardmember receivables resulting from unauthorized transactions have been reclassified from this line to "Other" for all periods presented.

(B)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratios and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services for the first quarter of 2010 would have been 0.13%.

(C)  Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

(D) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans . Refer to page 19 for a discussion of  GAAP basis information.

(E)  Reflects the new GAAP effective January 1, 2010, which resulted in the consolidation of the American Express Credit Account Master Trust (the Lending Trust), reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion loan loss reserve on the Company's balance sheets.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(G)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(H)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 19 for a discussion of managed basis information.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,540	$2,262	12%
Securitization income, net (A)	N/A	71	-
Interest income	1,334	776	72
Interest expense	210	127	65
Net interest income	1,124	649	73
Total revenues net of interest expense	3,664	2,982	23
Provisions for losses	274	850	(68)
Total revenues net of interest expense after provisions for losses	3,390	2,132	59
Expenses
Marketing, promotion, rewards and cardmember services	1,455	1,050	39
Salaries and employee benefits and other operating expenses	964	864	12
Total	2,419	1,914	26
Pretax segment income	971	218	#
Income tax provision	376	60	#
Segment income	$595	$158	#

______________________

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)

U.S. Card Services
Selected Financial Information
Managed Basis Presentation

The following table sets forth portfolio financial information for the quarters ended September 30, 2010 and September 30, 2009. The September 30, 2010 financial information was determined in accordance with the new GAAP effective January 1, 2010. The September 30, 2009 information includes the "owned" (GAAP) basis presentation, together with the adjustments for securitization activity to arrive at the "managed" (non-GAAP) basis presentation. For additional information, see “Cardmember Loan Portfolio Presentation” below.

(Millions)

	Quarters Ended
	September 30,			Percentage
	2010	2009		Inc/(Dec)

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,540	$2,262		12%
Securitization adjustments	N/A	82		-
Managed discount revenue, net card fees and other	$2,540	$2,344		8

Interest income:
Reported for the period (GAAP)	$1,334	$776		72
Securitization adjustments	N/A	714		-
Managed interest income	$1,334	$1,490		(10)

Securitization income, net: (A)
Reported for the period (GAAP)	N/A	$71		-
Securitization adjustments	N/A	(71)		-
Managed securitization income, net	N/A	$-		-

Interest expense:
Reported for the period (GAAP)	$210	$127		65
Securitization adjustments	N/A	58		-
Managed interest expense	$210	$185		14

Provisions for losses:
Reported for the period (GAAP)	$274	$850		(68)
Securitization adjustments	N/A	529	(B)	-
Managed provisions for losses	$274	$1,379	(B)	(80)

______________________

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

Cardmember Loan Portfolio Presentation

For periods ended on or prior to December 31, 2009, the Company’s non-securitized cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. For such periods, the Company also provided information on a non-GAAP “managed” basis. Unlike the GAAP basis presentation, the managed basis presentation in such periods assumed there had been no off-balance sheet securitizations for the Company’s U.S. Card Services segment (the Company does not currently securitize its international cardmember loans), resulting in the inclusion of all securitized and non-securitized cardmember loans and related debt in the Company’s performance information.

Under the GAAP basis presentation prior to securitization for periods ended on or prior to December 31, 2009, revenues and expenses from cardmember loans and related debt were reflected in the Company’s income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. At the time of a securitization transaction, the securitized cardmember loans were removed from the Company’s balance sheet, and the resulting gain on sale was reflected in securitization income, net, as well as a reduction to provisions for losses (credit reserves were no longer recorded for the cardmember loans once sold). Over the life of a securitization transaction, the Company recognized the net cash flow from interest and fee collections on interests sold to investors (the investors’ interests) after deducting interest paid on the investors’ certificates, credit losses, contractual service fees, other expenses and changes in the fair value of the interest-only strip (referred to as “excess spread”).  These amounts, in addition to servicing fees and the non-credit components of the gains/(losses) from securitization activities were reflected in securitization income, net. The Company also recognized interest income over the life of the securitization transaction related to the interest it retained (i.e., the seller’s interest).

At the maturity of a securitization transaction, cardmember loans on the balance sheet increased, and the impact of the incremental required loss reserves was recorded in provisions for losses.

Under the managed basis presentation for periods ended on or prior to December 31, 2009, revenues and expenses related to securitized cardmember loans and related debt were reflected in other commissions and fees (included in discount revenue, net card fees and other), interest income, interest expense and provisions for losses. In addition, there was no securitization income, net as this presentation assumed no securitization transactions had occurred.

Historically, the Company included U.S. Card Services information on a managed basis, as that was the manner in which the Company’s management viewed and managed the business. Management believed that a full picture of trends in the Company’s cardmember loans business could only be derived by evaluating the performance of both securitized and non-securitized cardmember loans, as the presentation of the entire cardmember loan portfolio was more representative of the economics of the aggregate cardmember relationships and ongoing business performance and related trends over time. The managed basis presentation also provided investors a more comprehensive assessment of the information necessary for the Company and investors to evaluate the Company’s market share.

The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Card billed business	$95.2	$85.2	12%
Total cards-in-force (millions)	39.9	39.8	-%
Basic cards-in-force (millions)	29.7	29.7	-%
Average basic cardmember spending (dollars)	$3,219	$2,851	13%

U.S. Consumer Travel:
Travel sales (millions)	$828	$629	32%
Travel commissions and fees/sales	8.6%	8.4%

Total segment assets	$82.2	$53.2	55%
Segment capital (millions) (A)	$7,011	$5,493	28%
Return on average segment capital (B)	32.8%	2.6%
Return on average tangible segment capital (B)	35.5%	2.8%

Cardmember receivables:
Total receivables	$16.5	$15.9	4%
30 days past due as a % of total	1.7%	2.2%
Average receivables	$16.9	$15.8	7%
Net write-off rate	1.6%	3.2%

Cardmember loans - (GAAP basis portfolio) (C):
Total loans	$48.7	$22.7	#	%
30 days past due loans as a % of total	2.5%	4.2%
Average loans	$49.1	$23.4	#	%
Net write-off rate	5.2%	9.8%
Net interest income divided by average loans (D) (E)	9.1%	11.0%
Net interest yield on cardmember loans (D)	9.3%	9.4%

Cardmember loans - (managed basis portfolio) (F):
Total loans	$48.7	$51.9	(6	) %
30 days past due loans as a % of total	2.5%	4.1%
Average loans	$49.1	$52.9	(7	) %
Net write-off rate	5.2%	8.9%
Net interest yield on cardmember loans (D)	9.3%	9.8%

______________________

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for the quarter ended September 30, 2009 includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 19 for a discussion of  GAAP basis information.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 19 for a discussion of managed basis information.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Revenues
Discount revenue, net card fees and other	$2,540	$2,534	$2,317	$2,377	$2,262
Securitization income, net (A)	N/A	N/A	N/A	190	71
Interest income	1,334	1,315	1,411	754	776
Interest expense	210	204	190	133	127
Net interest income	1,124	1,111	1,221	621	649
Total revenues net of interest expense	3,664	3,645	3,538	3,188	2,982
Provisions for losses	274	519	687	346	850
Total revenues net of interest expense after provisions for losses	3,390	3,126	2,851	2,842	2,132
Expenses
Marketing, promotion, rewards and cardmember services	1,455	1,386	1,301	1,306	1,050
Salaries and employee benefits and other operating expenses	964	912	873	890	864
Total	2,419	2,298	2,174	2,196	1,914
Pretax segment income	971	828	677	646	218
Income tax provision	376	306	249	233	60
Segment income	$595	$522	$428	$413	$158

______________________

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)

U.S. Card Services
Selected Financial Information
Managed Basis Presentation

The following table sets forth portfolio financial information for the quarters ended September 30, 2010,  June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009. The September 30, 2010, June 30, 2010 and March 31, 2010 financial information was determined in accordance with the new GAAP effective January 1, 2010. The December 31, 2009 and September 30, 2009 information includes the "owned" (GAAP) basis presentation, together with the adjustments for securitization activity to arrive at the "managed" (non-GAAP) basis presentation. For additional information, please see "Cardmember Loan Portfolio Presentation" discussion on page 19.

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,		September 30,
	2010	2010	2010	2009		2009

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,540	$2,534	$2,317	$2,377		$2,262
Securitization adjustments	N/A	N/A	N/A	71		82
Managed discount revenue, net card fees and other	$2,540	$2,534	$2,317	$2,448		$2,344

Interest income:
Reported for the period (GAAP)	$1,334	$1,315	$1,411	$754		$776
Securitization adjustments	N/A	N/A	N/A	726		714
Managed interest income	$1,334	$1,315	$1,411	$1,480		$1,490

Securitization income, net (A):
Reported for the period (GAAP)	N/A	N/A	N/A	$190		$71
Securitization adjustments	N/A	N/A	N/A	(190)		(71)
Managed securitization income, net	N/A	N/A	N/A	$-		$-

Interest expense:
Reported for the period (GAAP)	$210	$204	$190	$133		$127
Securitization adjustments	N/A	N/A	N/A	55		58
Managed interest expense	$210	$204	$190	$188		$185

Provisions for losses:
Reported for the period (GAAP)	$274	$519	$687	$346		$850
Securitization adjustments	N/A	N/A	N/A	572	(B)	529	(B)
Managed provisions for losses	$274	$519	$687	$918	(B)	$1,379	(B)

______________________

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Card billed business	$95.2	$94.6	$84.9	$92.1	$85.2
Total cards-in-force (millions)	39.9	39.6	39.5	39.5	39.8
Basic cards-in-force (millions)	29.7	29.5	29.4	29.5	29.7
Average basic cardmember spending (dollars)	$3,219	$3,212	$2,884	$3,112	$2,851

U.S. Consumer Travel:
Travel sales	$0.8	$0.8	$0.7	$0.6	$0.6
Travel commissions and fees/sales	8.6%	7.9%	7.8%	8.5%	8.4%

Total segment assets	$82.2	$82.4	$75.3	$57.9	$53.2
Segment capital (A)	$7.0	$6.0	$5.3	$6.0	$5.5
Return on average segment capital (B)	32.8%	26.9%	15.8%	8.0%	2.6%
Return on average tangible segment capital (B)	35.5%	29.2%	17.2%	8.7%	2.8%

Cardmember receivables:
Total receivables	$16.5	$17.3	$16.6	$17.8	$15.9
30 days past due as a % of total	1.7%	1.5%	1.9%	1.8%	2.2%
Average receivables	$16.9	$17.1	$16.7	$16.5	$15.8
Net write-off rate	1.6%	1.6%	1.7%	1.9%	3.2%

Cardmember loans - (GAAP basis portfolio) (C):
Total loans	$48.7	$49.0	$49.2	$23.5	$22.7
30 days past due loans as a % of total	2.5%	2.7%	3.3%	3.7%	4.2%
Average loans	$49.1	$49.1	$50.5	$22.7	$23.4
Net write-off rate	5.2%	6.2%	7.2%	8.0%	9.8%
Net interest income divided by average loans (D) (E)	9.1%	9.1%	9.8%	10.9%	11.0%
Net interest yield on cardmember loans (D)	9.3%	9.3%	10.0%	9.4%	9.4%

Cardmember loans - (managed basis portfolio) (F):
Total loans	$48.7	$49.0	$49.2	$52.6	$51.9
30 days past due loans as a % of total	2.5%	2.7%	3.3%	3.7%	4.1%
Average loans	$49.1	$49.1	$50.5	$51.8	$52.9
Net write-off rate	5.2%	6.2%	7.2%	7.5%	8.9%
Net interest yield on cardmember loans (D)	9.3%	9.3%	10.0%	10.0%	9.8%

______________________

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 19 for a discussion of  GAAP basis information.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Managment believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 19 for a discussion of managed basis information.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$932	$878	6%
Interest income	342	384	(11)
Interest expense	105	105	-
Net interest income	237	279	(15)
Total revenues net of interest expense	1,169	1,157	1
Provisions for losses	64	250	(74)
Total revenues net of interest expense after provisions for losses	1,105	907	22
Expenses
Marketing, promotion, rewards and cardmember services	428	302	42
Salaries and employee benefits and other operating expenses	532	469	13
Total	960	771	25
Pretax segment income	145	136	7
Income tax (benefit) provision	(8)	3	#
Segment income	$153	$133	15

______________________

# - Denotes variance of more than 100%.

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Card billed business	$27.1	$24.2	12%
Total cards-in-force (millions)	15.0	15.2	(1)%
Basic cards-in-force (millions)	10.4	10.6	(2)%
Average basic cardmember spending (dollars)	$2,609	$2,273	15%

International Consumer Travel:
Travel sales (millions)	$291	$258	13%
Travel commissions and fees/sales	7.9%	8.5%

Total segment assets	$21.4	$19.5 *	10%
Segment capital (millions) (A)	$2,077	$2,251	(8)%
Return on average segment capital (B)	24.8%	13.2%
Return on average tangible segment capital (B)	33.8%	17.6%

Cardmember receivables:
Total receivables	$6.2	$5.6	11%
90 days past billing as a % of total	1.0%	2.5%
Net loss ratio (as a % of charge volume)	0.14%	0.37%

Cardmember loans:
Total loans	$8.5	$8.8	(3)%
30 days past due loans as a % of total	2.8%	3.7%
Average loans	$8.3	$8.9	(7)%
Net write-off rate	4.3%	7.1%
Net interest income divided by average loans (C) (D)	11.3%	12.4%
Net interest yield on cardmember loans (C)	11.1%	12.4%

______________________

* Revised from prior disclosure for the reclassification of book overdrafts as discussed in the Company's Form 10-Q for the second quarter of 2010.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Managment believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Revenues
Discount revenue, net card fees and other	$932	$865	$882	$944	$878
Interest income	342	342	363	384	384
Interest expense	105	99	106	113	105
Net interest income	237	243	257	271	279
Total revenues net of interest expense	1,169	1,108	1,139	1,215	1,157
Provisions for losses	64	90	158	324	250
Total revenues net of interest expense after provisions for losses	1,105	1,018	981	891	907
Expenses
Marketing, promotion, rewards and cardmember services	428	376	350	374	302
Salaries and employee benefits and other operating expenses	532	441	447	477	469
Total	960	817	797	851	771
Pretax segment income	145	201	184	40	136
Income tax (benefit) provision	(8)	41	33	(29)	3
Segment income	$153	$160	$151	$69	$133

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Card billed business	$27.1	$25.5	$24.4	$27.5	$24.2
Total cards-in-force (millions)	15.0	15.0	15.0	15.0	15.2
Basic cards-in-force (millions)	10.4	10.4	10.4	10.5	10.6
Average basic cardmember spending (dollars)	$2,609	$2,449	$2,340	$2,618	$2,273

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.9%	8.0%	7.3%	9.0%	8.5%

Total segment assets	$21.4	$20.0	$20.4 *	$20.6 *	$19.5 *
Segment capital (A)	$2.1	$2.0	$2.1	$2.3	$2.3
Return on average segment capital (B)	24.8%	23.6%	19.7%	15.1%	13.2%
Return on average tangible segment capital (B)	33.8%	31.8%	26.5%	20.1%	17.6%

Cardmember receivables:
Total receivables	$6.2	$5.6	$5.5	$5.9	$5.6
90 days past billing as a % of total (C)	1.0%	1.0%	1.1%	2.1%	2.5%
Net loss ratio (as a % of charge volume) (C) (D)	0.14%	0.15%	0.53%	0.37%	0.37%

Cardmember loans:
Total loans	$8.5	$8.3	$8.4	$9.2	$8.8
30 days past due loans as a % of total	2.8%	3.0%	3.3%	3.3%	3.7%
Average loans	$8.3	$8.3	$8.8	$9.0	$8.9
Net write-off rate	4.3%	4.9%	5.5%	6.1%	7.1%
Net interest income divided by average loans (E) (F)	11.3%	11.7%	11.8%	11.9%	12.4%
Net interest yield on cardmember loans (E)	11.1%	11.4%	11.7%	11.7%	12.4%

______________________

* Revised from prior disclosure for the reclassification of book overdrafts as discussed in the Company's Form 10-Q for the second quarter of 2010.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services for the first quarter of 2010 would have been 0.17%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

(E) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(F) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,200	$1,017	18%
Interest income	2	1	100
Interest expense	58	43	35
Net interest expense	(56)	(42)	33
Total revenues net of interest expense	1,144	975	17
Provisions for losses	22	40	(45)
Total revenues net of interest expense after provisions for losses	1,122	935	20
Expenses
Marketing, promotion, rewards and cardmember services	110	81	36
Salaries and employee benefits and other operating expenses	772	706	9
Total	882	787	12
Pretax segment income	240	148	62
Income tax provision	81	46	76
Segment income	$159	$102	56

______________________

# - Denotes variance of more than 100%.

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Card billed business	$33.2	$27.9	19%
Total cards-in-force (millions)	7.0	7.1	(1)%
Basic cards-in-force (millions)	7.0	7.1	(1)%
Average basic cardmember spending (dollars)	$4,734	$3,907	21%

Global Corporate Travel:
Travel sales	$4.2	$3.5	20%
Travel commissions and fees/sales	9.3%	8.8%

Total segment assets	$21.3	$22.8 *	(7)%
Segment capital (millions) (A)	$3,633	$3,679	(1)%
Return on average segment capital (B)	13.0%	6.6%
Return on average tangible segment capital (B)	28.1%	14.2%

Cardmember receivables:
Total receivables	$12.2	$10.4	17%
90 days past billing as a % of total	0.7%	1.5%
Net loss ratio (as a % of charge volume)	0.06%	0.23%

______________________

* Revised from prior disclosure for the reclassification of book overdrafts as discussed in the Company's Form 10-Q for the second quarter of 2010.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Revenues
Discount revenue, net card fees and other	$1,200	$1,138	$1,069	$1,120	$1,017
Interest income	2	2	1	1	1
Interest expense	58	56	48	49	43
Net interest expense	(56)	(54)	(47)	(48)	(42)
Total revenues net of interest expense	1,144	1,084	1,022	1,072	975
Provisions for losses	22	28	78	37	40
Total revenues net of interest expense after provisions for losses	1,122	1,056	944	1,035	935
Expenses
Marketing, promotion, rewards and cardmember services	110	107	113	98	81
Salaries and employee benefits and other operating expenses	772	709	695	796	706
Total	882	816	808	894	787
Pretax segment income	240	240	136	141	148
Income tax provision	81	123	44	41	46
Segment income	$159	$117	$92	$100	$102

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Card billed business	$33.2	$32.9	$30.8	$31.0	$27.9
Total cards-in-force (millions)	7.0	7.0	7.0	7.1	7.1
Basic cards-in-force (millions)	7.0	7.0	7.0	7.1	7.1
Average basic cardmember spending (dollars)	$4,734	$4,712	$4,400	$4,357	$3,907

Global Corporate Travel:
Travel sales	$4.2	$4.6	$4.1	$4.1	$3.5
Travel commissions and fees/sales	9.3%	7.6%	7.4%	8.8%	8.8%

Total segment assets	$21.3	$23.5	$23.5	$23.0 *	$22.8 *
Segment capital (A)	$3.6	$3.5	$3.4	$3.7	$3.7
Return on average segment capital (B)	13.0%	11.5%	10.1%	9.7%	6.6%
Return on average tangible segment capital (B)	28.1%	25.0%	21.9%	20.8%	14.2%

Cardmember receivables:
Total receivables	$12.2	$11.5	$11.4	$9.8	$10.4
90 days past billing as a % of total (C)	0.7%	1.0%	0.8%	1.4%	1.5%
Net loss ratio (as a % of charge volume) (C) (D)	0.06%	0.06%	0.28%	0.14%	0.23%

______________________

* Revised from prior disclosure for the reclassification of book overdrafts as discussed in the Company's Form 10-Q for the second quarter of 2010.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services for the first quarter of 2010 would have been 0.11%.

(D)  Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,066	$937	14%
Interest income	1	-	#
Interest expense	(51)	(39)	31
Net interest income	52	39	33
Total revenues net of interest expense	1,118	976	15
Provisions for losses	13	33	(61)
Total revenues net of interest expense after provisions for losses	1,105	943	17
Expenses
Marketing and promotion	208	157	32
Salaries and employee benefits and other operating expenses	475	415	14
Total	683	572	19
Pretax segment income	422	371	14
Income tax provision	163	123	33
Segment income	$259	$248	4

______________________

# - Denotes variance of more than 100%.

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2010	2009	Inc/(Dec)

Global Card billed business (A)	$179.3	$156.6	14%

Global Network & Merchant Services:
Total segment assets	$12.7	$10.6 *	20%
Segment capital (millions) (B)	$1,831	$1,493	23%
Return on average segment capital (C)	63.1%	71.0%
Return on average tangible segment capital (C)	64.6%	72.8%

Global Network Services (D):
Card billed business	$23.1	$18.6	24%
Total cards-in-force (millions)	27.1	26.3	3%

______________________

* Revised from prior disclosure for the reclassification of book overdrafts as discussed in the Company's Form 10-Q for the second quarter of 2010.

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(D) For non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
Revenues
Discount revenue, fees and other	$1,066	$1,021	$949	$986	$937
Interest income	1	1	1	1	-
Interest expense	(51)	(46)	(47)	(44)	(39)
Net interest income	52	47	48	45	39
Total revenues net of interest expense	1,118	1,068	997	1,031	976
Provisions for losses	13	12	21	34	33
Total revenues net of interest expense after provisions for losses	1,105	1,056	976	997	943
Expenses
Marketing and promotion	208	209	166	206	157
Salaries and employee benefits and other operating expenses	475	430	395	469	415
Total	683	639	561	675	572
Pretax segment income	422	417	415	322	371
Income tax provision	163	148	148	122	123
Segment income	$259	$269	$267	$200	$248

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Global Card billed business (A)	$179.3	$175.3	$161.0	$172.6	$156.6

Global Network & Merchant Services:
Total segment assets	$12.7	$11.9	$11.4 *	$11.3 *	$10.6 *
Segment capital (B)	$1.8	$1.8	$1.4	$1.4	$1.5
Return on average segment capital (C)	63.1%	65.2%	65.8%	65.7%	71.0%
Return on average tangible segment capital (C)	64.6%	66.8%	67.4%	67.4%	72.8%

Global Network Services (D):
Card billed business	$23.1	$21.6	$20.1	$21.4	$18.6
Total cards-in-force (millions)	27.1	27.3	26.5	26.3	26.3

______________________

* Revised from prior disclosure for the reclassification of book overdrafts as discussed in the Company's Form 10-Q for the second quarter of 2010.

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(D) For non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

ROE

Net income	$3,711	$3,258	$2,578	$2,130	$1,654
Average shareholders' equity	$14,307	$13,863	$14,290	$14,570	$14,151
Return on average equity (A)	25.9%	23.5%	18.0%	14.6%	11.7%

Reconciliation of ROCE and ROTCE

Net income	$3,711	$3,258	$2,578	$2,130	$1,654
Preferred shares dividends and related accretion	-	-	234	306	306
Earnings allocated to participating share awards and other	47	42	30	22	14
Net income attributable to common shareholders	$3,664	$3,216	$2,314	$1,802	$1,334

Average shareholders' equity	$14,307	$13,863	$14,290	$14,570	$14,151
Average preferred shares	-	-	782	1,303	1,303
Average common shareholders' equity	$14,307	$13,863	$13,508	$13,267	$12,848
Average goodwill and other intangibles	3,234	3,157	3,081	3,009	2,944
Average tangible common shareholders' equity	$11,073	$10,706	$10,427	$10,258	$9,904
Return on average common equity (A)	25.6%	23.2%	17.1%	13.6%	10.4%
Return on average tangible common equity (B)	33.1%	30.0%	22.2%	17.6%	13.5%

______________________

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles.  Management believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II (A)

(Millions)

	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

U.S. Card Services
Segment income	$1,958	$1,521	$846	$411	$124
Average segment capital	$5,966	$5,664	$5,367	$5,145	$4,835
Average goodwill and other intangibles	454	447	440	432	383
Average tangible segment capital	$5,512	$5,217	$4,927	$4,713	$4,452
Return on average segment capital (B)	32.8%	26.9%	15.8%	8.0%	2.6%
Return on average tangible segment capital (B)	35.5%	29.2%	17.2%	8.7%	2.8%

International Card Services
Segment income	$533	$513	$431	$332	$296
Average segment capital	$2,146	$2,174	$2,183	$2,205	$2,234
Average goodwill and other intangibles	567	561	554	551	551
Average tangible segment capital	$1,579	$1,613	$1,629	$1,654	$1,683
Return on average segment capital (B)	24.8%	23.6%	19.7%	15.1%	13.2%
Return on average tangible segment capital (B)	33.8%	31.8%	26.5%	20.1%	17.6%

Global Commercial Services
Segment income	$468	$411	$361	$350	$236
Average segment capital	$3,587	$3,571	$3,581	$3,623	$3,603
Average goodwill and other intangibles	1,924	1,930	1,936	1,937	1,938
Average tangible segment capital	$1,663	$1,641	$1,645	$1,686	$1,665
Return on average segment capital (B)	13.0%	11.5%	10.1%	9.7%	6.6%
Return on average tangible segment capital (B)	28.1%	25.0%	21.9%	20.8%	14.2%

Global Network & Merchant Services
Segment income	$995	$984	$954	$937	$980
Average segment capital	$1,578	$1,510	$1,449	$1,426	$1,381
Average goodwill and other intangibles	37	36	34	36	35
Average tangible segment capital	$1,541	$1,474	$1,415	$1,390	$1,346
Return on average segment capital (B)	63.1%	65.2%	65.8%	65.7%	71.0%
Return on average tangible segment capital (B)	64.6%	66.8%	67.4%	67.4%	72.8%

______________________

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that management believes to more accurately reflect funding and capital characteristics of the Company's segments. The segment results, and accordingly, ROSC and ROTSC for periods prior to the first quarter of 2010 have been revised for this change.

(B) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles.  Management believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Cardmember Loans
Appendix III (A)

(millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Calculation based on 2010 and 2009 GAAP information (B):
Net interest income	$1,184	$1,188	$1,307	$710	$754
Average loans (billions)	$57.4	$57.5	$59.3	$31.8	$32.3
Adjusted net interest income (C)	$1,381	$1,379	$1,498	$807	$837
Adjusted average loans (billions) (D)	$57.4	$57.4	$59.2	$31.9	$32.4
Net interest income divided by average loans (E)	8.2%	8.3%	8.9%	8.9%	9.3%
Net interest yield on cardmember loans (F)	9.5%	9.6%	10.3%	10.0%	10.2%

Calculation based on 2010 and 2009 managed information (G):
Net interest income (H)	$1,184	$1,188	$1,307	$1,381	$1,410
Average loans (billions)	$57.4	$57.5	$59.3	$60.9	$61.8
Adjusted net interest income (C)	$1,381	$1,379	$1,498	$1,577	$1,594
Adjusted average loans (billions) (D)	$57.4	$57.4	$59.2	$61.0	$62.0
Net interest yield on cardmember loans (F)	9.5%	9.6%	10.3%	10.3%	10.2%

______________________

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments.  The change reflects modifications in allocation methodology that management believes to more accurately reflect the funding and capital characteristics of the Company's segments. The change to interest allocation impacted the consolidated net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been revised for this change.

(B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 19 for a discussion of  GAAP basis information.

(C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(D) Represents average cardmember loans on a GAAP or managed basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(G)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 19 for a discussion of managed basis information.

(H) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP "owned" basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed" basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 22.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV (A)

(millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

USCS - Calculation based on 2010 and 2009 GAAP information (B):
Net interest income	$1,124	$1,111	$1,221	$621	$649
Average loans (billions)	$49.1	$49.1	$50.5	$22.7	$23.4
Adjusted net interest income (C)	$1,150	$1,145	$1,246	$537	$558
Adjusted average loans (billions) (D)	$49.2	$49.2	$50.5	$22.8	$23.5
Net interest income divided by average loans (E)	9.1%	9.1%	9.8%	10.9%	11.0%
Net interest yield on cardmember loans (F)	9.3%	9.3%	10.0%	9.4%	9.4%

USCS - Calculation based on 2010 and 2009 managed information (G):
Net interest income (H)	$1,124	$1,111	$1,221	$1,292	$1,305
Average loans (billions)	$49.1	$49.1	$50.5	$51.8	$52.9
Adjusted net interest income (C)	$1,150	$1,145	$1,246	$1,308	$1,315
Adjusted average loans (billions) (D)	$49.2	$49.2	$50.5	$51.9	$53.0
Net interest yield on cardmember loans (F)	9.3%	9.3%	10.0%	10.0%	9.8%

ICS:
Net interest income	$237	$243	$257	$271	$279
Average loans (billions)	$8.3	$8.3	$8.8	$9.0	$8.9
Adjusted net interest income (C)	$231	$234	$253	$269	$279
Adjusted average loans (billions) (D)	$8.2	$8.2	$8.8	$9.1	$8.9
Net interest income divided by average loans (E)	11.3%	11.7%	11.8%	11.9%	12.4%
Net interest yield on cardmember loans (F)	11.1%	11.4%	11.7%	11.7%	12.4%

______________________

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates capital and related interest expense to its reportable operating segments to more accurately reflect the funding and capital characteristics of its segments. The change to interest allocation impacted the segments' net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been revised for this change.

(B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 19 for a discussion of  GAAP basis information.

(C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(D) Represents average cardmember loans on a GAAP or managed basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(G)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 19 for a discussion of managed basis information.

(H) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP "owned" basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed" basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 22.